POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

SUPPLEMENT DATED SEPTEMBER 21, 2016 TO THE PROSPECTUS DATED FEBRUARY 29, 2016, AS PREVIOUSLY SUPPLEMENTED JULY 29, 2016 AND MARCH 8, 2016 OF:

PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio

Effective immediately, David Hemming is a Portfolio Manager of the Fund. Therefore, the Prospectus is revised as follows:

•	On page 8, the table within the section titled “PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio—Summary Information – Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

David Hemming	Vice President and Senior Portfolio Manager of the Adviser, Commodities and Alternatives	September 2016

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	Since Inception”

•	On page 17, the second sentence of the second paragraph in the section titled “Management of the Fund—Portfolio Managers” is deleted and replaced with the following:

“In this capacity, Mr. Hubbard receives management assistance from David Hemming and Theodore Samulowitz (collectively with Mr. Hubbard, the “Portfolio Managers”).”

•	On page 17, the following is added as the sixth paragraph in the section “Management of the Fund—Portfolio Managers”:

“David Hemming, Vice President and Senior Portfolio Manager of the Adviser, Commodities and Alternatives, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since September 2016. He has been associated with the Adviser since September 2016. From August 2009 to March 2015, he was a Portfolio Manager and Principal of Commodities at Hermes Investment Management Limited.”

Please Retain This Supplement For Future Reference.

P-PDBC-PRO-1-SUP-3 092116

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

SUPPLEMENT DATED SEPTEMBER 21, 2016 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2016,

AS PREVIOUSLY SUPPLEMENTED JULY 29, 2016, JUNE 15, 2016,

MARCH 24, 2016 AND MARCH 8, 2016 OF:

PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio

Effective immediately, David Hemming is a Portfolio Manager of the Fund. Therefore, the Statement of Additional Information is revised as follows:

•	On page 25, the fourth sentence of the first paragraph in the section titled “Management—Portfolio Managers” is deleted and replaced with the following:

“In this capacity, Mr. Hubbard receives management assistance from Theodore Samulowitz and David Hemming in the day-to-day management of the Fund.”

•	On page 25, the following is added as a fourth paragraph in the section titled “Management—Portfolio Managers”:

“As of September 21, 2016, Mr. Hemming commenced managing 16 registered investment companies with a total of approximately $7.8 billion in assets (measured as of September 16, 2016), one other pooled investment vehicle with approximately $3.7 million in assets (measured as of September 16, 2016), and no other accounts.”

•	On page 25, the first paragraph of the section titled “Management—Portfolio Holdings” is deleted and replaced with the following:

“Portfolio Holdings. As of October 31, 2015, neither Mr. Hubbard nor Mr. Samulowitz beneficially owned any securities of the Fund. As of September 16, 2016, Mr. Hemming did not beneficially own any securities of the Fund.”

Please Retain This Supplement for Future Reference.

P-PS-SOAI-PDBC-SUP-2 092116